January 31, 2005
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, NW
Washington, DC 20549


Dear Sir or Madam:

On January 28, 2005, GCom2 Solutions, Inc. filed an N-CSRS EDGAR on behalf of Wells Fargo Funds Management, LLC, with an accession # 0000935069-05-000132. The CIK code and CCC code used were for the Wells Fargo Variable Trust, period ended December 31, 2004, however, the N-CSRS documents that were attached to the filing were for the Wells Fargo Master Trust, period ended November 30, 2004.

Please do not use the filing accession # 0000935069-05-000132 for any SEC reporting purposes. GCom2 Solutions, Inc. did re-file the N-CSRS for the Wells Fargo Master Trust; period ended November 30, 2004 correctly on January 28, 2005 and received an acceptance, accession # 0000935069-05-000135.

If you have any questions, please contact Jeannie Yu at (415) 396-8335. She will be able to assist you with any questions or concerns.Sincerely,


/S/ Natalie M. Manfredi
-----------------------
Natalie M. Manfredi
Vice President of Fund Reporting and Accounting
Wells Fargo Funds Management